Velocity Commercial Capital Loan Trust 2026-2 ABS-15G

 Exhibit 99.09

VCC 2026-2

Velocity Commercial Capital, LLC

Opus Capital Markets Consultants, LLC

5718 Westheimer Road - Suite 1000 | Houston, TX 77057 | www.opuscmc.com | 224.632.1300

Executive Narrative

April 24, 2026

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (385) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed credit review on the loans.

Opus conducted a review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed three hundred eighty-five (385) loans representing three hundred ninety-five (395) properties.

For each loan and property, Opus reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

Review	Below Average Property Grade	Properties with Visible Damage	Properties with Health or Safety Issues
Property Review	4	7	0

As detailed herein, the pool contains 86 small balance commercial loans and 299 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between February 13, 2026 through April 15, 2026 via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

Property Type	Review Population	Pool Population	% Population Reviewed
Small Bal CRE	55	86	63.95%
Investor 1-4 Family	132	299	44.15%
Total	187	385	48.57%

The SBA loans below are a subset of the previous table.

Review	Program Type	Loan Type	Review Population	Pool Population	% Population Reviewed
Guideline Review (Including Data Integrity)	504 1st	SBA	3	3	100.00%
					0.00%
Total Guideline Review			3	3	100.00%

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

Review	Property Type	Review Population	Pool Population	% Population Reviewed
Non-Owner Occupancy ("NOO")	Investor 1-4 Family (not included in Guideline Review)	167	299	55.85%
Total NOO Review		167	299	55.85%

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 132 residential mortgage loans.

EXHIBIT A

Scope of Services:

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

In the Guideline Review Population there are three (3) SBA mortgage loans. Opus conducted a review of the 3 SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:

Borrower characteristics   LTV/CLTV/HTLTV       Property type

Loan characteristics    Representative credit score,  Property usage

DSCR (if applicable)   Asset reserves         Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iii) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines.

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers.

Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan.  This would include but not limited to the following (*where applicable):

1008

1003 – Applications Initial

1003 – Application Final

AUS (DU/LP)

Loan Approvals

Underwriting worksheets

Income worksheets

Rate Lock

Change of Circumstances

Loan Estimates (LE)

Closing Disclosures (CD)

FACTA Disclosures

State Required Disclosures

Federal Required Disclosures

Signature tracking

Net Tangible Benefit Disclosure

Credit Report(s)

Fraud Report

OFAC Report (if not on credit)

Letter of Explanations

Borrower Identification

Business License*

Income Documentations

Asset Documentation

Appraisal(s)

Third Party Valuation (Desk Review/AVM/BPO/Field Review)

Purchase Contract

Environmental Reports

Non Owner Certification & Identification

Final CD/HUD1/Settlement Statement

Flood Insurance

Flood Certification

Mortgage Insurance

Right of Recession

Mortgage/Deed of Trust & Riders

Note & Addendums

Power of Attorney

Entity Documentation

Insurance

RE Tax Certification

Occupancy Affidavit

Business/Investment Purpose Affidavit

Title

Closing Protection Letter

HOA Information

Condo Documents

Guaranty Agreements*

Business P&L*

Business P&L*

Purchase Agreement*

Occupancy & Business Purpose LOI

Rent Roll *

Business Purpose Certification

Cash Out Letter

Verification of Mortgage/Rent

RE Taxes Information

Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

•	the appropriate form,
•	materially complete
•	the address matched the mortgage note,
•	in conformity with the guideline requirements for the property type in question,
•	completed by an appraiser that was actively licensed to perform the valuation,
•	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,
•	made and signed prior to the final approval of the mortgage loan application,
•	completed and dated within the guideline restrictions,
•	the current use of the property is legal or legal non-conforming (grandfathered),
•	photos present for Subject property and comparables,
•	the appraisal report does not include any apparent environmental problems,
•	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants.

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

•	CU Score = < 2.5, no additional valuation required
•	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.
•	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance
•	If value is supported within 10% tolerance, nothing further is needed
•	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Property Condition Review

The purpose of the Property Condition Review is to assess the overall condition of the subject property and identify any material concerns or red flags. This review is conducted using valuation products provided by the Client, with a focus on the following key areas:

Property Condition Assessment

•	The Consultant shall verify that the property is reported to be in average or better condition
•	If the property is identified as being in below average or worse condition, a Finding shall be issued

Property Damage Evaluation

•	The Consultant shall review the Appraiser’s comments and photos to determine if any significant damage is present
•	A Finding shall be issued if the estimated cost to cure exceeds 5% of the loan amount, up to a maximum of $20,000, or as otherwise specified in the applicable guidelines

Health and Safety Review

•	Key Safety Aspects

Structural Integrity:

▪	The home must be structurally sound, with no visible signs of major issues in the foundation, roof, or walls

Hazardous Materials:

•	The property must be free of hazardous materials like asbestos and peeling lead-based paint, especially in older homes

Pest Infestations:

▪	Evidence of termites or other pest infestations

Electrical Systems:

•	There should be no exposed electrical wires or loose wiring, and outlets must be properly installed

Consultant will identify potential safety hazards, including:

•	Broken windows or doors

•	Lack of handrails on stairs
•	Signs of significant water damage or mold

Properties with cited health and safety/damage/deferred maintenance outside of VCC’s guideline allowance can be graded with a property condition “B” if there is an escrow holdback listed on the Settlement Statement/CD that covers the cost to cure for repairs.

Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file.  Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

Number of Units	Next Interest Rate Change Date	Occupancy
Amortization Term	ARM Initial Interest Rate Cap	Interest Rate
Amortization Type	ARM Initial Interest Rate Maximum	Qualifying Loan Amount
Primary Appraised Property Value	ARM Initial Interest Rate Minimum	Qualifying LTV
Borrower First Name	ARM Subsequent Interest Rate Cap	Initial Monthly P&I Or IO Payment
Borrower Last Name	ARM Lifetime Interest Rate Maximum	Term
Property City	ARM Lifetime Interest Rate Minimum	Prepayment Penalty Total Term
Sales Price	Property Type	Prepayment Penalty Calculation
Calculated DSCR	Lien Position	Loan Purpose
First Interest Rate Change Date	Final Qualifying Property Value	Purpose of Refinance
First Payment Change Date	Margin	Qualifying FICO
ARM Rate Index Type	Maturity Date	Property State
Interest Only Flag	Modification Flag	Property Address
ARM Subsequent Interest Rate Change Frequency	Note Date	Property Zip Code

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were fifteen (15) obligors with multiple loans in the pool.

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	1	99.47%
Total Loans	187

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated April 24, 2026.

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	88	47.06%
B	94	50.27%
C	5	2.67%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	93	49.73%
B	94	50.27%
C	0	0.00%
D	0	0.00%

Property Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	181	96.79%
B	1	0.53%
C	5	2.67%
D	0	0.00%

GUIDELINE CREDIT REVIEW RESULTS

Of the one hundred eighty-seven (187) mortgage loans reviewed by Opus, ninety-four (94) were assigned a Credit grade of “B” and involved lender-issued guideline exceptions. A total of one hundred forty-nine (149) credit exceptions were granted.

Additionally, 49.73% of the mortgage loans reviewed received a Credit grade of “A”.

GUIDELINE VALUATION REVIEW RESULTS

Of the one hundred eighty-seven (187) mortgage loans reviewed by Opus, one (1) was assigned a Valuation grade of “B” and involved lender-issued guideline exceptions. A total of one (1) valuation exception was granted.

Of the one hundred eighty-seven (187) mortgage loans reviewed by Opus, five (5) were assigned a Valuation grade of “C”.

Additionally, 96.79% of the mortgage loans reviewed received a Valuation grade of “A”.

Non-Owner Occupancy Review

Overall Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	167	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Credit Grade Summary
DBRS and Kroll NRSRO Grade	# of Loans	% of Loans
A	167	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

N/O/O CREDIT REVIEW RESULTS

Of the one hundred sixty-seven (167) mortgage loans reviewed by Opus, none (0) were assigned a property grade of “C”.

Additionally, 100.00% of the mortgage loans reviewed received a Credit grade of “A”.

Loans Reviewed: 385

467267	973800	943839	158577	165930	567140	357834	936747	591652
373863	903168	193420	726871	272891	595960	615644	975209	802163
269856	695019	139205	719742	785035	323907	948279	108003	821104
644807	931528	550299	184839	154461	521230	593004	760138	784600
620090	550584	473631	783722	735839	943380	651295	996341	783225
180778	387535	226738	636221	904905	179867	673311	596749	998535
225475	774786	161944	515145	459315	725407	790306	124690	229540
281178	191131	720300	941962	869056	392260	528292	940385	858702
315044	895513	948749	965108	722046	736968	523890	864227	815399
529410	867372	483570	490766	720941	225680	773635	476973	408003
466549	777439	456418	825821	383323	998391	469665	355063	251036
279767	529660	187415	233507	556300	402629	421837	314541	107243
268706	272290	622960	583967	924355	920582	245248	599031	910873
453654	171000	261364	576054	430105	854923	392531	611517	513931
674077	892258	297750	710739	344152	812689	153241	496679	814539
945650	323067	659681	259103	726395	274182	727492	648599	514511
157199	699274	924215	868005	461920	294797	938534	482911	453497
563131	378936	695142	747534	260112	742850	508863	927128	351728
586717	419924	297004	810167	502582	271042	892904	422672	414098
816291	353308	517634	501358	120542	995985	940849	166706	706630
756605	806000	687688	851877	765923	715399	882785	746839	686888
230746	645252	996391	254519	292057	477295	127464	539520	810768
483280	226699	132367	783400	377828	347510	786431	885450	826513
621676	647747	272975	561160	282432	291337	521651	683387	822139
201084	708717	313256	903788	219471	421992	681216	625199	701328
801098	158414	820424	875939	220228	896775	453097	236796	822243
698407	197339	536078	453588	194407	468605	719977	309166	366054
793130	917025	596029	770066	616573	728956	410568	842221	280755
941104	650855	697857	676218	484694	147026	103868	512586	390009
966774	534777	544363	547236	944394	898809	542817	338542	420624
100206	615389	755414	555694	221860	980466	393352	677056	711167
711944	108439	532291	377808	116363	315987	701006	277938	737158
853658	475002	659540	169787	217191	592837	144791	495214	536150
368912	446915	670468	288154	331154	584778	573009	629285	899313
234701	788272	113143	914749	241732	777258	951755	471294	566235
230359	755948	476041	372951	424144	730199	615186	171969	921648
265869	801196	869632	311960	689217	918789	754423	524058	919536
493955	197354	776430	290224	931048	383301	851039	781012	201316
864465	715101	108215	680054	794724	559905	755534	636625	536894
277888	381236	333532	790059	204461	363117	673579	371071	107515
545312	487896	200346	631780	164234	166107	951480	239637	213605
125987	623732	433437	619356	255072	667551	781823	243849	673530
964248	899065	106585	300517	106112	315503	314221

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.